Exhibit 10.49

Execution Version

AMENDMENT NO. 1 TO SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITY AGREEMENT (this “Amendment Agreement”) is made and entered into as of April 26, 2005 by and among BEARINGPOINT, INC., a Delaware corporation (the “Borrower”), EACH OF THE UNDERSIGNED DOMESTIC SUBSIDIARIES OF THE BORROWER (each a “Guarantor” and a “Grantor”, and collectively with the Borrower, the “Grantors”), and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Administrative Agent, the lenders party thereto (collectively, the “Lenders” and individually each a “Lender”) and the Borrower entered into that certain Credit Agreement dated as of December 17, 2004, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 17, 2005, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of March 24, 2005 (the “Credit Agreement”: capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, notwithstanding the occurrence of the Facility Termination Date), pursuant to which the Lenders agreed to make and have made available to the Borrower a revolving credit facility, including a letter of credit subfacility, in an aggregate principal amount of $300,000,000; and

WHEREAS, each Guarantor is a direct or indirect Domestic Subsidiary of the Borrower and materially benefited from the loans made and letters of credit issued thereunder; and

WHEREAS, as collateral security for payment and performance of the respective obligations and liabilities of the Borrower under the Credit Agreement each of the Grantors granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in certain of its personal property and assets pursuant to the terms of that certain Security Agreement dated as of December 23, 2004 (as hereby and from time to time hereafter amended, restated, amended and restated, extended, supplemented, modified or replaced, the “Security Agreement”): and

WHEREAS, the Borrower has notified the Administrative Agent that the Borrower desires (i) to terminate the Aggregate Commitments under the Credit Agreement as of the date hereof and to provide for the occurrence of the Facility Termination Date, and (ii) to enter into a Letter of Credit Cash Collateral Agreement, dated of as April 26, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “LC Cash Collateral Agreement”), by and among the Borrower, the Administrative Agent, each of Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Issuing Banks, and Bank of America, N.A. as Depositary of the LC Account (each term as defined therein), pursuant to which the Borrower will cash collateralize the L/C Obligations and certain other related obligations and liabilities under the Credit Agreement and the other Loan Documents (including the LC Cash Collateral Agreement) and all fees and other charges that may become due and payable with respect to outstanding Letters of Credit; and

WHEREAS, the Grantors have requested, among other things, that certain terms of the Security Agreement be amended, each in the manner set forth herein, and the Administrative Agent and the Lenders, subject to the terms and conditions contained herein, are willing to effect such amendments on the terms and conditions contained in this Amendment Agreement; and

WHEREAS, the Administrative Agent and the Lenders are unwilling to enter into the LC Cash Collateral Agreement unless the Borrower agrees that certain liens and security interests with respect to its L/C Obligations and with respect to its payment obligations in connection with fees and other charges that may become due and payable in connection with outstanding Letters of Credit continue in effect, and the Guarantors agree that certain liens and security interests with respect to their obligations under the Guaranty Agreement dated as of December 23, 2004 (as amended on the date hereof and as from time to time amended, amended and restated, supplemented, modified or replaced, the “Guaranty”) continue in effect, and in connection therewith that the Borrower and the Guarantors enter into this Amendment Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Security Agreement. Subject to the terms and conditions set forth herein, the Security Agreement is hereby amended as follows:

(a) The introductory clauses of the Security Agreement are hereby amended to restate such clauses in their entirety to read as follows:

WHEREAS, the Secured Parties agreed to provide to the Borrower a certain revolving credit facility with a letter of credit and swing line sublimit pursuant to the Credit Agreement that was entered into as of December 17, 2004, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 17, 2005, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of March 24, 2005 (immediately in effect prior to its termination thereof, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders agreed to make and have made available to the Borrower a revolving credit facility in an aggregate principal amount of $300,000,000; and

WHEREAS, as collateral security for payment and performance of the Obligations and the obligations and liabilities of any Loan Party that existed or arose under Related Credit Arrangements, the Borrower granted to the Administrative Agent for the benefit of the Secured Parties a security interest in all of its personal property and assets pursuant to the terms of this Security Agreement; and

WHEREAS, each Guarantor materially benefited from the Loans that were made, and the Letters of Credit that were issued, under the Credit Agreement and each Guarantor was a party (as signatory or by joinder) to a Guaranty Agreement dated as of December 23, 2004 (as amended on the date hereof and as from time to time amended, amended and restated, supplemented, modified or replaced, the “Guaranty”) pursuant to which each Guarantor guaranteed the Obligations of the Borrower; and

WHEREAS, as collateral security for payment and performance by each Guarantor of its Guarantor’s Obligations (as defined in the Guaranty as it existed immediately prior to the occurrence of the Facility Termination Date), and the payment and performance of its obligations and liabilities hereunder or under any of the other Loan Documents to which it was a party, each Guarantor granted to the Administrative Agent for the benefit of the Secured Parties a security interest in all of its personal property and assets pursuant to the terms of this Security Agreement; and

WHEREAS, the Secured Parties were unwilling to enter into the Loan Documents unless the Borrower and the Guarantors entered into this Security Agreement; and

WHEREAS, the Borrower has notified the Administrative Agent that the Borrower desires (i) to terminate the Aggregate Commitments under the Credit Agreement as of April 26, 2005 and to provide for the occurrence of the Facility Termination Date, and (ii) to enter into a Letter of Credit Cash Collateral Agreement, dated of as April 26, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “LC Cash Collateral Agreement”), by and among the Borrower, the Administrative Agent, each of Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Issuing Banks, and Bank of America, N.A. as Depositary of the LC Account, pursuant to which the Borrower will cash collateralize the L/C Obligations and all fees and other charges that may become due and payable with respect to outstanding Letters of Credit; and

WHEREAS, the Administrative Agent and the Lenders are unwilling to enter into the LC Cash Collateral Agreement unless each Grantor agrees that certain liens and security interests heretofore granted by such Grantor to the Administrative Agent for the benefit of the Lenders with respect to the L/C Obligations and all fees and other charges that may become due and payable with respect to outstanding Letters of Credit, or with respect to its Guarantor’s Obligations under the Guaranty, as applicable, continue in effect, and in connection therewith that each Grantor amend this Security Agreement to so provide therefor;

NOW, THEREFORE, in order to induce the Secured Parties to enter into the LC Cash Collateral Agreement and to permit certain Letters of Credit to remain outstanding notwithstanding the occurrence of the Facility Termination Date, and in further consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

(b) Section 2 of the Security Agreement is hereby amended to restate such Section in its entirety to read as follows:

2. Grant of Security Interest. Each Grantor hereby grants as collateral security for the payment, performance and satisfaction of all of the L/C Obligations and all fees and other charges that may become due and payable with respect to outstanding Letters of Credit and the payment and performance of any Grantor’s obligations and liabilities (whether now existing or hereafter arising) hereunder, under the LC Cash Collateral Agreement or under the Payoff Letter dated as of April 26, 2005 by Bank of America, N.A., as Administrative Agent for the Lenders and as a Lender, and JPMorgan Chase Bank, N.A., as a Lender (the “Payoff Letter”) or the Guaranty, and each Guarantor hereby grants as collateral security for the payment, performance and satisfaction of all of its Guarantor’s Obligations (as defined in its Guaranty) and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of the Borrower and the other Guarantors referred to collectively as the “Secured Obligations”), to the Administrative Agent for the benefit of the Secured Parties a continuing first priority security interest in and to, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, the following, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

(a) All accounts, and including accounts receivable, contracts, bills, acceptances, choses in action, payment intangibles, other general intangibles to the extent constituting a monetary obligation, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor, and all of such Grantor’s rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as “Accounts”);

(b) All books and records relating to any of the foregoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

(c) All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing.

All of the property and interests in property described in subsections (a) through (c) are herein collectively referred to as the “Collateral”.

(c) Section 9(e) of the Security Agreement is hereby amended to restate clause (v) of such Section in its entirety to read as follows:

(v) For purposes of this Security Agreement, “Facility Termination Date” means the date on which (A) all outstanding Letters of Credit have expired or been cancelled, (B) all L/C Obligations and all other Secured Obligations have been paid in full, and (C) the LC Cash Collateral Agreement shall have been permanently terminated and all outstanding obligations and outstanding amounts thereunder, together with all accrued and unpaid interest and fees thereon, have been satisfied and paid in full.

(d) The Security Agreement is hereby amended to delete all references to capitalized terms, except for the terms “Accounts” and “Collateral”, that were defined in Section 2 of the Security Agreement immediately prior to the effective date of this Amendment Agreement.

2. Full Force and Effect of Security Agreement. Except as hereby specifically amended, modified or supplemented, each Grantor hereby acknowledges and agrees that the Security Agreement is hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

3. Representations and Warranties. (a) Each Grantor hereby certifies that after giving effect to this Amendment Agreement, the representations and warranties of the Grantors contained in Section 9 of the Security Agreement (i) that are qualified by materiality in any respect are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such date and (ii) that are not qualified by materiality in any respect are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b) Each Grantor hereby certifies that this Amendment Agreement has been duly authorized, executed and delivered by each Grantor and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

(c) All the Guarantors party hereto constitute all of the Domestic Subsidiaries of the Borrower required to be Guarantors pursuant to the terms of the Credit Agreement immediately prior to the effectiveness of the Payoff Letter dated as of April 26, 2005 by Bank of America, N.A., as Administrative Agent for the Lenders and as a Lender, and JPMorgan Chase Bank, N.A., as a Lender (the “Payoff Letter”).

4. Conditions to Effectiveness. The effectiveness of this Amendment Agreement and the amendments to the Security Agreement provided herein are subject to the satisfaction of the following conditions precedent:

(a) four (4) original counterparts of this Amendment Agreement, duly executed by each Grantor and the Administrative Agent;

(b) evidence satisfactory to the Administrative Agent that the conditions in the Payoff Letter and the LC Cash Collateral Agreement have been fully satisfied;

(c) executed counterparts of the Amendment No. 1 to Guaranty Agreement, dated as of the date hereof, by each Domestic Subsidiary of the Borrower party thereto and the Administrative Agent; and

(d) such other documents, instruments and certificates as reasonably requested by the Administrative Agent.

Upon satisfaction of the conditions set forth in this Section 4, this Amendment Agreement shall be effective as of the date hereof.

5. Entire Agreement. This Amendment Agreement, together with the Payoff Letter, the Guaranty, as amended on the date hereof, the LC Cash Collateral Agreement and all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.

6. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy shall be effective as delivery

7. Governing Law. This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

8. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each Grantor, the Lenders, the L/C Issuers and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that no Grantor, without the prior consent of the Administrative Agent, may assign any rights, powers, duties or obligations hereunder.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Security Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER: BEARINGPOINT, INC.

By:	/s/ Patrick H. Kinzler
Name:	Patrick H. Kinzler
Title:	Treasurer

Amendment No. 1 to Security Agreement

Signature Page

GUARANTORS:

BEARINGPOINT AMERICAS, INC.

BEARINGPOINT GLOBAL, INC.

BEARINGPOINT GLOBAL OPERATIONS, INC.

BEARINGPOINT INTERNATIONAL I, INC.

BEARINGPOINT USA, INC.

METRIUS, INC.

OAD ACQUISITION CORP.

OAD GROUP, INC.

PEATMARWICK, INC.

SOFTLINE ACQUISITION CORP.

SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ Patrick H. Kinzler
Name:	Patrick H. Kinzler
Title:	Treasurer

Amendment No. 1 to Security Agreement

Signature Page

BEARINGPOINT, LLC

BEARINGPOINT BG, LLC

BEARINGPOINT ENTERPRISE HOLDINGS, LLC

BEARINGPOINT GLOBAL DELAWARE, LLC

BEARINGPOINT ISRAEL, LLC

BEARINGPOINT PUERTO RICO, LLC

BEARINGPOINT RUSSIA, LLC

BEARINGPOINT SOUTH PACIFIC, LLC

BEARINGPOINT SOUTHEAST ASIA, LLC

BEARINGPOINT TECHNOLOGY PROCUREMENT SERVICES, LLC

12 MID ATLANTIC LLC

12 NORTHWEST LLC

PELOTON HOLDINGS, L.L.C.

800 MHZ TRANSITION ADMINISTRATOR, LLC

By:	/s/ Patrick H. Kinzler
Name:	Patrick H. Kinzler
Title:	Authorized Person

Amendment No. 1 to Security Agreement

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mollie S. Canup
Name:	Mollie S. Canup
Title:	Vice President

Amendment No. 1 to Security Agreement

Signature Page